UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

RadNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33307	13-3326724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1510 Cotner Avenue

Los Angeles, California 90025

(Address of Principal Executive Offices) (Zip Code)

(310) 445-2800

(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	RDNT	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders held on June 13, 2019, the stockholders considered and approved four proposals, each of which is described in more detail in the Company’s 2019 definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2019 for the Annual Meeting of Stockholders.

The results detailed below represent the final voting results as certified by the Inspector of Elections:

Proposal 1

The stockholders elected the following seven directors to hold office until the 2020 Annual Meeting of Stockholders or until their successors are duly elected and qualified based on the following votes:

Director	For	Withheld	Broker Non-Votes
Howard G. Berger, M.D.	34,729,650	1,301,566	8,051,463 (total)
Marvin S. Cadwell	34,168,199	1,863,017
John V. Crues, III, M.D.	33,364,429	2,666,787
Norman R. Hames	34,103,788	1,927,428
Lawrence L. Levitt	33,602,854	2,428,362
Michael L. Sherman, M.D.	29,540,711	6,490,505
David L. Swartz	33,598,705	2,432,511

Proposal 2

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 was approved based on the following votes:

For	Against	Abstentions
42,296,213	1,760,283	26,183

Proposal 3

The non-binding advisory vote to approve the compensation of the Company’s Named Executive Officers disclosed in the Company’s 2019 definitive proxy statement was approved based on the following votes:

For	Against	Abstentions	Broker Non-Votes
35,134,447	808,626	88,143	8,051,463

Proposal 4

The non-binding advisory vote to consider the stockholder proposal requesting the Company adopt “majority voting” in uncontested elections of directors as disclosed in the Company’s 2019 definitive proxy statement was approved based on the following votes:

For	Against	Abstentions	Broker Non-Votes
21,964,481	12,777,255	1,289,480	8,051,463

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RadNet, Inc.

By:	/s/ Deborah L. Saly
Name: Deborah L. Saly Title: Vice President Legal Affairs and Associate General Counsel

Date:  June 14, 2019

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